Exhibit 10.2

PURE BIOSCIENCE, INC.

AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

This Amendment (the “Amendment”) to Securities Purchase Agreement dated May 7, 2019 (the “Agreement “) is made and entered into effective as of June 21, 2019 (the “Effective Date”), by and among Pure Bioscience, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”). Capitalized terms used but not otherwise defined herein shall have the same meanings as set forth in the Agreement.

RECITALS

WHEREAS, the Company is in the process of raising additional financing and in order to facilitate such financing the Company and the Purchaser have agreed to amend the Agreement as set forth herein.

WHEREAS, Section 5.4 of the Agreement provides that any term of the Agreement may be waived, modified, supplemented or amended by a written instrument signed by the Company and the Purchasers holding at least a majority in interest of the Shares then outstanding.

WHEREAS, the undersigned Purchaser holds at least a majority of the outstanding Shares issued pursuant to the Agreement and the Company and such Purchaser desires to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereby agree as follows:

1. The definition of “Per Share Purchase Price” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read in full as follows:

“‘Per Share Purchase Price’ equals twenty-nine cents ($0.29), subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.”

2. Approval of Amendment. By their signatures below, the Company and the Purchaser hereby adopt and approve this Amendment.

3. Necessary Acts. Each party to this Amendment hereby agrees to perform any further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Amendment and the transactions contemplated hereby.

4. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

5. Continued Validity. Except as otherwise expressly provided herein, the Agreement shall remain in full force and effect.

6. Counterparts; Facsimiles. This Amendment may be executed by facsimile and in any number of counterparts by the parties hereto all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Securities Purchase Agreement as of the Effective Date.

PURE BIOSCIENCE, INC.

By:	/s/ Henry R. Lambert
Name:	Hank Lambert
Title:	President and CEO

PURCHASER SIGNATURE PAGES TO:

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Effective Date.

Name of Purchaser:

Purchase Price Per Share: $0.29

Additional Shares issued by Amendment: 168,472

Shares Purchased in the aggregate: 982,757

Subscription Amount:

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory:

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory: ____________________

Address for Notice of Purchaser:

___________________________

___________________________

Address for Delivery of Shares for Purchaser (if not same as address for notice):

___________________________

___________________________